EXHIBIT 99.1



FutureIT Inc. Announces That its Parent Company, Datasafe Group Ltd., has Notified the Company That it Will Cease to Provide Interim Financing to the Company Pending the Completion of DataSafe's Proposed Financing

     o    Press Release

     o    Source: FutureIT Inc.

     o    On 4:51 pm EST, Monday December 7, 2009

LOD, Israel, December 7 /PRNewswire-FirstCall/ -- FutureIT Inc. (FITI.OB), a leading provider of software solutions for the automated and effective management of Microsoft SQL servers, today reported it was notified by its parent company, DataSafe Group Ltd., that DataSafe Group Ltd. will cease to provide financing to FutureIT, subject to DataSafe Group Ltd.'s receipt of additional financing. In November 2009, the Company signed an agreement with DataSafe Group Ltd., pursuant to which DataSafe Group Ltd. agreed to provide $500,000 in loans to the Company, effective as of October 1, 2009, bearing annual interest of 10%. To date, DataSafe Group Ltd. the owner of 65% of the Company's outstanding shares of common stock, has advanced approximately $1.85 million in loans to the Company.

While the Company hopes that DataSafe will be successful in its financing activity, the Company's Board of Directors has instructed management to seek alternative financing that will allow FutureIT to continue in business and reach break-even operations. There can be no assurance given that FutureIT will be successful in its efforts or that DataSafe will provide future financing to FutureIT. Previously, FutureIT's independent public accounting firm issued an opinion on the Company's consolidated financial statements that states that the Company's consolidated financial statements were prepared assuming it will continue as a going concern and further states that its recurring losses from operations, stockholders' deficit and inability to generate sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern.

About FutureIT

FutureIT is engaged in the development, marketing, sale and support of software products that provide easy-to-use comprehensive database management, backup and monitoring solutions for both small and medium sized enterprises, or SMEs, and larger enterprises, running different Microsoft Structured Query Language, or SQL servers, versions 2000, 2005 and 2008, as well as Microsoft SQL Server Desktop Engine, or MSDE and SQL Express.

Safe Harbor Statement

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Certain statements contained in this press release are "forward-looking statements" within the meaning of applicable federal securities laws, including, without limitation, anything relating or referring to future financial results and plans for future business development activities, and are thus prospective. Forward-looking statements are inherently subject to risks and uncertainties some of which cannot be predicted or quantified based on current expectations. Such risks and uncertainties include, without limitation, the risks and uncertainties set forth from time to time in reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein. The Company undertakes no obligation to publicly release updates to these forward-looking statements made to reflect new events or circumstances after the date hereof. Neither the Company nor its agents assume responsibility for the accuracy and completeness of the forward-looking statements.

    Consolidated Balance Sheet

                                                September 30, December 31,
                                                        2009         2008
                                                        (U.S. dollars)
                                                  (Unaudited)
    ASSETS
    Current assets
    Cash and cash equivalents                       $ 22,836      $44,445
    Trade account receivable                          29,133       43,846
    Other receivables and prepaid expenses             6,849       20,443
    Total current assets                              58,818      108,734
    Property and equipment

    Cost                                              56,249       54,695
    Less - Accumulated depreciation and
    amortization                                      42,422       31,552
    Property and equipment, net                       13,827       23,143

    Long-term deposits                                20,976        4,163

    Total assets                                     $93,621     $136,040

    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
    Current liabilities
    Short-term loans from shareholders              $657,628     $234,210
    Current maturities of long-term debt             654,168      491,773
    Trade accounts payable                            81,830       43,540
    Other payables and accrued expenses              854,540      582,037
    Deferred revenue                                 218,979      155,399
    Total current liabilities                      2,467,145    1,506,959

    Long term loans
    Loan from bank                                   125,000      250,146
    Loan from related party                          162,499      324,997
    Total long term loans                            287,499      575,143

    Accrued severance pay, net                         5,407        5,225

    Stockholders' deficiency
    Share Capital - Common Stock of
    $ 0.0001 par value:

    Authorized -35,000,000 as of December
    31, 2008 and as of September 30, 2009;
    Issued and Outstanding - 24,340,000
    as of December 31, 2008 and 24,390,000
    as of September 30, 2009                           2,437        2,434
    Additional paid in capital                     2,194,428    2,090,892
    Accumulated deficiency                       (4,863,295)  (4,044,613)
    Total Stockholders' deficiency               (2,666,430)  (1,951,287)

    Total liabilities and Stockholders'
    deficiency                                       $93,621     $136,040

    Consolidated Statement of Operations
    (Unaudited)

                       For the Three Months          For the Nine Months
                        Ended September 30,          Ended September 30,
                        2009           2008           2009        2008

    Revenues       $ 160,698      $ 140,483       $442,981    $493,554

    Cost of
    revenues          12,464         45,171         68,713     112,673

    Gross profit     148,234         95,312        374,268     380,881

    Research and
    development
    expenses          38,074         65,866        149,471     178,494
    Selling and
    marketing
    expenses         106,238        104,760        280,697     347,136
    General and
    administrative   157,301        266,129        539,459     738,518

    Operating loss
    before
    financial
    expenses, net  (153,379)      (341,443)      (595,359)   (883,267)

    Financial
    expenses
    (income), net    120,965       (48,845)        216,817      52,685

    Loss before
    taxes            274,344        292,598        812,176     935,952
    Taxes              3,088              -          6,506       1,261

    Loss for the                                 (818,682)   (937,213)
    period         (277,432)      (292.598)

    Basic and
    diluted net
    loss per share   $(0.01)        $(0.01)        $(0.03)     $(0.04)

    Number of
    shares used in
    computing
    basic and
    diluted net
    loss per
    share         24,382,663     24,340,000     24,354,744  24,340,000




    Contacts:

    FutureIT, Inc.
    Shmuel Bachar, Chairman of the Board
    +972-8-925-8070
    Shmuelb@futureitsoft.com

    Sherry Kagan Segal, Marketing and PR Manager,
    +972-8-925-8156
    sherryks@futureitsoft.com